UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Zanite Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ZANITE ACQUISITION CORP.

25101 Chagrin Boulevard, Suite 350

Cleveland, Ohio 44122

SUPPLEMENT TO

DEFINITIVE PROXY STATEMENT, DATED APRIL 13, 2022,

FOR THE

SPECIAL MEETING

IN LIEU OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 6, 2022

Explanatory Note

On April 13, 2022, Zanite Acquisition Corp. (“Zanite” or the “Company”) filed its definitive proxy statement (the “Definitive Proxy Statement”) with the U.S. Securities and Exchange Commission relating to Zanite’s special meeting in lieu of the 2022 annual meeting of its stockholders (the “Special Meeting”), which will be held on May 6, 2022 at 11:00 a.m., New York City time, at https://www.cstproxy.com/zaniteacquisition/2022. Zanite is providing this supplement to the Definitive Proxy Statement (the “Supplement”) solely to correct a typographical error in the summary text of Proposal No.6, the Director Election Proposal, which appears on the third page of the Letter to Zanite Stockholders, the Notice of Special Meeting of Stockholders of Zanite Stockholders, pages xix and xxv of the Definitive Proxy Statement and the related proxy card (the “Proxy Card”). As further described below, the correction is consistent with the disclosure regarding the Director Election Proposal that appears elsewhere in the Definitive Proxy Statement, including with respect to the full description of such proposal.

Correction

The correction is marked below, with new text in bold and underline and deleted text in bold and strikethrough, and is being made with respect to the above-referenced locations in the Definitive Proxy Statement. A revised Proxy Card reflecting such correction is enclosed in this Supplement.

“Proposal No. 6: A proposal to elect seven directors to serve staggered terms on our board of directors until the ~~2022,~~ 2023, ~~and~~ 2024 and 2025 annual meeting of stockholders, respectively, or until such directors’ successors have been duly elected and qualified, or until such directors’ earlier death, resignation, retirement or removal (the “Director Election Proposal”); ”

This correction is consistent with the Company’s full description of Proposal No. 6 contained under the heading “The Director Election Proposal” on page 171 of the Definitive Proxy Statement and the fact that the Special Meeting is being held in lieu of the 2022 annual meeting of the Company’s stockholders. In addition, this correction is also consistent with the disclosure that accurately summarizes the proposed classified board of directors following the business combination that appears elsewhere in the Definitive Proxy Statement, including on page xxx in response to the question, “Why is the Company proposing the Director Election Proposal?”, on page 229 under the heading “Management of the Company Following the Business Combination – Composition of the Board of Directors”, and on page 234 under the heading “Description of Securities – Election of Directors.”

All the other information in the Definitive Proxy Statement and the Proxy Card remains unchanged. We have not changed or added to the matters to be considered by our stockholders at the Special Meeting, and this Supplement does not change the recommendation of our board of directors with respect to Proposal No.6 or any of the other proposals described in the Definitive Proxy Statement.

Review of Supplement and Proxy Statement

The corrected disclosures above should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All page and paragraph references used herein refer to the Definitive Proxy Statement before any additions or deletions resulting from the revised disclosures, and capitalized terms used but not otherwise defined in this Supplement have the meanings set forth in the Definitive Proxy Statement. From and after the date of this Supplement, any references to the “definitive proxy statement” are to the Definitive Proxy Statement as supplemented hereby.

Voting and Submitting Your Proxy

For stockholders who have already voted, a previous vote in favor of Proposal No. 6 will be counted as a vote in favor of such proposal, as corrected by this Supplement, and a previous vote against Proposal No. 6 will be counted as a vote against such proposal, unless, in each case, the original proxy is revoked by the stockholder, which can be done by submitting a new proxy.

If you have not yet voted, please vote promptly. Our stockholders may vote electronically at the Special Meeting by visiting https://www.cstproxy.com/zaniteacquisition/2022 or by proxy. If you properly complete, sign and date your Proxy Card previously mailed to you, your shares will be voted in accordance with your instructions. We are not mailing a revised Proxy Card to our stockholders prior to the Special Meeting and the original Proxy Card remains valid. The named proxies will vote all shares at the meeting for which proxies have been properly submitted and not revoked. If you sign and return your proxy card but do not mark your card to tell the proxies how to vote, your shares will be voted “FOR” the proposals to adopt the Business Combination Agreement and the other proposals presented at the Special Meeting.

We recommend that you submit your proxy even if you plan to virtually attend the Special Meeting. If you vote by proxy, you may change your vote by submitting a later dated proxy before the deadline or by voting electronically at the Special Meeting. Voting instructions are printed on the Proxy Card or voting information form you received. Either method of submitting a proxy will enable your shares to be represented and voted at the Special Meeting.

You may attend the special meeting online, vote, view the list of stockholders entitled to vote at the special meeting and submit your questions during the special meeting by visiting https://www.cstproxy.com/zaniteacquisition/2022 and entering your 12-digit control number, which is either included on the proxy card you received or obtained through Continental Stock Transfer & Trust Company.

If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact Morrow, the proxy solicitation agent for the Company, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing ZNTE.info@investor.morrowsodali.com.

Revised Proxy Card

FOR THE SPECIAL MEETING OF STOCKHOLDERS OF ZANITE ACQUISITION CORP.    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS    The undersigned hereby appoints Kenneth C. Ricci and Steven H. Rosen (the “Proxies”), and each of them independently, with full power of substitution, as proxies to attend the special meeting (as defined below) and P to vote all of the shares of Common Stock of Zanite Acquisition Corp. (the “Company” or “ZNTE”), a Delaware R corporation, that the undersigned is entitled to vote (the “Shares”) at the special meeting meeting of stockholders of the Company to be held on May 6, 2022 at 11:00 AM Eastern Time, virtually at O https://www.cstproxy.com/zaniteacquisition/2022 (the “special meeting”), and at any adjournments and/or X postponements thereof.    Y The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting.    THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 7 AND “FOR” EACH DIRECTOR NOMINEE.    PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY.    (Continued and to be marked, dated and signed on reverse side) Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on May 6, 2022.    This notice of Special Meeting and the accompanying Proxy Statement are available at: https://www.cstproxy.com/zaniteacquisition/2022

Please mark vote as indicated in this example **X**

ZANITE ACQUISITION CORP. — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 THROUGH 7.

Proposal No. 1 — A proposal to adopt the Business Combination Agreement, dated as of December 21, 2021 (the "**Business Combination Agreement**"), a copy of which is attached to the accompanying proxy statement as Annex A, by and among the Company, Embraer S.A., a Brazilian corporation (sociedade anônima) ("**Embraer**"), EVE UAM LLC, a Delaware limited liability company and a newly formed direct wholly owned subsidiary of Embraer that was formed for purposes of conducting the UAM Business (as defined in the accompanying proxy statement) ("**Eve**"), and Embraer Aircraft Holding, Inc., a Delaware corporation and a direct wholly owned subsidiary of Embraer (the "**EAH**"), and to approve the transactions contemplated by the Business Combination Agreement (the "**business combination**"), which provides that, among other things, EAH, as the sole beneficial and record holder of all of the issued and outstanding equity interests of Eve as of immediately prior to the closing of the business combination (the "**Closing**"), will contribute and transfer to Zanite, and Zanite will receive from EAH, all of the issued and outstanding equity interests of Eve, as consideration and in exchange for the issuance and transfer by Zanite to EAH of 220,000,000 shares of common stock of Zanite at the Closing (the "**Business Combination Proposal**");

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 2 — Proposals to amend and restate, and further amend, the Company's certificate of incorporation, dated November 16, 2020 (the "**Current Charter**"), as follows (such amended and restated and further amended certificate of incorporation referred to herein as the "**Proposed Charter**") (collectively, the "**Charter Amendment Proposals**"):

(A) Charter Amendment Proposal A: to approve and adopt the Proposed Charter (other than the proposals addressed in Charter Amendment Proposal B), which, if approved, would amend and restate the Current Charter, and which, if approved, would take effect upon the Closing;

FOR ☐ AGAINST ☐ ABSTAIN ☐

(B) Charter Amendment Proposal B: to approve and adopt a proposed amendment to the Proposed Charter to (i) increase the number of authorized shares of Class A common stock from 100,000,000 to 1,000,000,000, which will become shares of common stock, par value of $0.001 per share, of the combined company upon the Closing, and the total number of authorized shares of common stock from 111,000,000 to 1,000,000,000 and (ii) provide that the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (the "DGCL"), which, if approved, will both be in effect upon the Closing;

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 3 — Proposals to approve and adopt, on a non-binding advisory basis, certain governance provisions in the Proposed Charter, which are being presented separately in accordance with U.S. Securities and Exchange Commission (the "SEC") guidance to give stockholders the opportunity to present their separate views on important corporate governance provisions, as six sub-proposals (collectively, the "Advisory Charter Proposals");

(A) Proposal No. 3(A): A proposal to increase the total number of authorized shares of stock to 1,100,000,000 shares, consisting of (i) 1,000,000,000 shares of common stock and (ii) 100,000,000 shares of preferred stock, par value $0.0001 per share;

FOR ☐ AGAINST ☐ ABSTAIN ☐

(B) Proposal No. 3(B): A proposal to provide that the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL;

FOR ☐ AGAINST ☐ ABSTAIN ☐

(C) Proposal No. 3(C): A proposal to require the affirmative vote of the holders of at least two-thirds of the total voting power of all the then outstanding shares of capital stock of the Company entitled to vote thereon, voting together as a single class to (1) make amendments to certain provisions of the Proposed Charter (Article THIRTEENTH (A)) and (2) amend the proposed bylaws (as defined in the accompanying proxy statement) (Article SIXTH (F));

FOR ☐ AGAINST ☐ ABSTAIN ☐

(D) Proposal No. 3(D): A proposal to provide that any action required or permitted to be taken by the stockholders of the Company may be taken by written consent until the time the issued and outstanding shares of common stock owned by Embraer Entities (as defined in the accompanying proxy statement) represent less than 50% of the voting power of the then outstanding shares of capital stock of the Company;

FOR ☐ AGAINST ☐ ABSTAIN ☐

(E) Proposal No. 3(E): A proposal to elect not to be governed by Section 203 of the DGCL relating to business combinations with interested stockholders; and

FOR ☐ AGAINST ☐ ABSTAIN ☐

(F) Proposal No. 3(F): A proposal to provide for certain additional changes, including, among other things, (i) changing the post-business combination company's corporate name from "Zanite Acquisition Corp." to "Eve Holding, Inc.", (ii) making the Company's corporate existence perpetual and (iii) removing certain provisions related to our status as a blank check company that will no longer apply upon consummation of the business combination, all of which our board of directors believes are necessary to adequately address the needs of the post-business combination Company;

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 4 — : A proposal to approve, for purposes of complying with applicable listing rules of the Nasdaq Stock Market ("Nasdaq"), (x) the issuance of more than 20% of the Company's issued and outstanding common stock in connection with the business combination, consisting of the issuance of (i) shares of common stock to EAH pursuant to the terms of the Business Combination Agreement and (ii) shares of common stock to the PIPE Investors (as defined in the accompanying proxy statement) in connection with the PIPE Investment, plus any additional shares of common stock or securities convertible into shares of common stock pursuant to subscription agreements or similar arrangements that we may enter into prior to the Closing, and (y) the issuance of shares of common stock to EAH in connection with the business combination and PIPE Investment that would result in EAH owning more than 20% of our outstanding common stock, or more than 20% of the voting power, which could constitute a "change of control" under Nasdaq rules (the "Stock Issuance Proposal");

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 5 — A proposal to approve and adopt the Eve Holding, Inc. 2022 Stock Incentive Plan (the "Incentive Plan"), a copy of which is attached to the accompanying proxy statement as Annex K (the "Incentive Plan Proposal");

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 6 — A proposal to elect seven directors to serve staggered terms on our board of directors until the 2023, 2024 and 2025 annual meeting of stockholders, respectively, or until such directors' successors have been duly elected and qualified, or until such directors' earlier death, resignation, retirement or removal (the "Director Election Proposal"); the proposed directors under the Director Election Proposal are

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

Class I Nominees:	Class II Nominees:	Class III Nominees:
01 Sergio Pedreiro	03 Marion Clifton Blakey	05 Luis Carlos Affonso
02 José Manuel Entrecanales	04 Paul Eremenko	06 Michael Amalfitano
		07 Kenneth C. Ricci

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name of the nominees on the line below.

____

Proposal No. 7 — A proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Condition Precedent Proposals (as defined below) or we determine that one or more of the Closing conditions under the Business Combination Agreement is not satisfied or waived (the "Adjournment Proposal").

FOR ☐ AGAINST ☐ ABSTAIN ☐

Dated: ____________________________, 2022

____

Signature

____

(Signature if held Jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

The Shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of Proposals 1 through 7. If any other matters properly come before the meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.